Exhibit 10(e)(vi)

                  SECOND AMENDMENT TO TRUST, RECORDKEEPING AND
                    ADMINISTRATIVE SERVICES AGREEMENT BETWEEN
             FIDELITY MANAGEMENT TRUST COMPANY, FIDELITY INVESTMENTS
                      INSTITUTIONAL OPERATIONS COMPANY AND
                               LIZ CLAIBORNE, INC.


         THIS SECOND AMENDMENT, dated as of the fifteenth day of January, 2005, by and among Fidelity Management Trust Company (the "Trustee"), Fidelity Investments Institutional Operations Company (the "Recordkeeper") and Liz Claiborne, Inc. (the "Sponsor");

                                   WITNESSETH:

         WHEREAS, the Trustee, the Recordkeeper and the Sponsor heretofore entered into a Trust, Recordkeeping and Administrative Services Agreement (the "Trust Agreement") dated October 1, 2003, with regard to the Liz Claiborne 401(k) Savings and Profit Sharing Plan (the "Plan"); and

         WHEREAS, the Trustee, the Recordkeeper and the Sponsor now desire to amend said Trust Agreement as provided for in Section 13 thereof;

         NOW THEREFORE; in consideration of the above premises, the Trustee, the Recordkeeper and the Sponsor hereby amend the Trust Agreement by:

         (1) Amending the "investment options" section of Schedule "C" to add the following:

          o Fidelity Diversified International Fund
          o Baron Growth Fund
          o Hotchkis & Wiley Mid Cap Value Fund - Class I

         IN WITNESS WHEREOF, the Trustee, the Recordkeeper and the Sponsor have caused this Second Amendment to be executed by their duly authorized officers effective as of the day and year first above written.


LIZ CLAIBORNE, INC.                   FIDELITY MANAGEMENT TRUST
                                               COMPANY


By: /s/ William Higley     1/5/05     By: /s/ Rebecca Ethier        1/24/05
    -----------------------------         ---------------------------------
                            Date       FMTC Authorized Signatory    Date

FIDELITY INVESTMENTS
INSTITUTIONAL OPERATIONS
COMPANY, INC.


By: /s/ Rebecca Ethier        1/24/05
    ---------------------------------
    FMTC Authorized Signatory   Date